Exhibit j(ii)

                              CONSENT OF COUNSEL


We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 45 to the Registration Statement (Nos. 33-11905 and 811-5010) of the Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.


                                    /s/ Ropes & Gray LLP

                                    Ropes & Gray LLP

Washington, D.C.
April 30, 2004